UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                 May 27, 2004
                                                                 ------------




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-9550                 62-1691861
------------------------------         --------------        -------------------
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)



        One Thousand Beverly Way
          Fort Smith, Arkansas                                  72919
-----------------------------------------                    ------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number including area code    (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure.

On May 27, 2004, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that its AseraCare Hospice subsidiary signed a definitive agreement to purchase the assets of Hospice USA, LLC, a privately held company providing hospice services in Mississippi, Alabama and Tennessee. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated May 27, 2004.

*Furnished with this document

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2004                  BEVERLY ENTERPRISES, INC.




                                      By:  /s/ PAMELA H. DANIELS
                                           ---------------------
                                           Pamela H. Daniels
                                           Senior Vice President, Controller and
                                           Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

  99.1            Press Release of Beverly Enterprises, Inc. dated May 27, 2004.